Exhibit 99.3
UNAUDITED PRO FORMA FINANCIAL INFORMATION
On February 13, 2024, DDB Holdings, Inc. (the “DDB”), an indirect wholly-owned subsidiary of Benson Hill, Inc. (the “Company”) (and for limited purposes only, Benson Hill Holdings, Inc., a direct wholly-owned subsidiary of the Company), entered into a Membership Interest Purchase Agreement (the “MIPA”) with White River Creston, LLC (the “Purchaser”). Pursuant to the MIPA, on February 13, 2024, DDB sold all of its interests in its wholly-owned subsidiary, Benson Hill Ingredients, LLC (“BHI”), which owns and operates a soybean processing facility in Creston, Iowa, to the Purchaser for approximately $52,500,000, plus a working capital adjustment estimated to be approximately $19,500,000, subject to certain adjustments and holdbacks as set forth in the MIPA (the “Creston Sale”).
On October 31, 2023, BHI entered into an asset purchase agreement (the “Asset Purchase Agreement”) with White River Soy Processing, LLC (“White River”), pursuant to which, among other things, on October 31, 2023, BHI sold to White River a soybean processing facility located in Seymour, Indiana, together with certain related assets, for approximately $36,000,000 of total gross proceeds, subject to certain adjustments, including an adjustment for inventory and other working capital (the “Seymour Sale”).
The Creston Sale and the Seymour Sale (collectively, the “Transactions”) were separately marketed, negotiated, executed, and closed, and neither of the Transactions was conditioned upon the other. The Transactions were executed to leverage the Company’s core competencies as a technology-enabled seed innovation company as the Company transitions from a vertically integrated business model to an asset-light business model with an expanded focus on animal feed markets. Exiting the soybean processing business is intended to strengthen the Company’s balance sheet as the Company seeks to continue to commercialize its core business and intellectual property assets through partnerships and licensing arrangements to scale the Company’s product innovations. Following the Creston Sale, the Company exited the ownership and operation of soybean processing assets and, therefore, the Transactions collectively met the criteria for transactions required to be accounted for as discontinued operations.
The following unaudited pro forma condensed consolidated financial statements, as well as the pro forma adjustments discussed below, are intended to illustrate the effects of the Transactions, as discontinued operations, on the historical financial statements of the Company, as if the Transactions had been completed at an earlier time as indicated therein, and such unaudited pro forma condensed consolidated financial statements are derived from, and should be read in conjunction with, the Company’s historical condensed consolidated financial statements and notes thereto, as presented in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, filed with the SEC on November 9, 2023 (the “Form 10-Q”) and the Company’s historical consolidated financial statements and notes thereto, as presented in the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2022, 2021 and 2020, filed with the SEC on March 16, 2023, March 28, 2022 and March 31, 2021, respectively (collectively , the “Form 10-Ks”).
The unaudited pro forma condensed consolidated financial information was prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2023 assumes the Transactions had occurred on September 30, 2023. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2023, and the unaudited pro forma consolidated statements of operations for the fiscal years ended December 31, 2022, 2021 and 2020, give effect to the Transactions as if they had occurred as of January 1, 2020.
In addition, Regulation S-X permits registrants to reflect adjustments that depict synergies and dis-synergies of the acquisitions and dispositions for which pro forma effect is being given in the Company’s disclosures as management adjustments. The Company has determined not to disclose such adjustments because it does not believe that presentation of such adjustments would enhance an understanding of the pro forma effects of the Transactions.
The transaction accounting adjustments to reflect the effect of the Transactions in the unaudited pro forma condensed consolidated financial statements include:
•the sale of the 100% membership interest of BHI pursuant to the MIPA, including BHI’s ownership and operation of the soybean processing facility in Creston, Iowa;

•the sale of BHI’s soybean processing facility in Seymour, Indiana; together with certain related assets and liabilities, pursuant to the Asset Purchase Agreement;
•the cash repayment of the Loan Agreement as defined within Item 1.02 of the Form 8-K to which this exhibit is attached; and
•the receipt of cash proceeds that were payable on the closing dates of each of the Transactions.
The unaudited pro forma condensed consolidated financial statement information is presented for informational purposes only and is based upon estimates by the Company’s management, which are based upon available information and certain assumptions that the Company’s management believes are reasonable as of the date of this filing. The unaudited pro forma condensed consolidated financial statements are not intended to be indicative of the actual financial position or results of operations that would have been achieved had either of the Transactions been consummated as of the periods indicated, nor does it purport to indicate results which may be attained in the future. Actual amounts could differ materially from these estimates.
The unaudited pro forma condensed consolidated balance sheet as of September 30, 2023 and the unaudited pro forma condensed consolidated statements of operations for nine months ended September 30, 2023 and the unaudited pro forma consolidated statements of operations for the fiscal years ended December 31, 2022, 2021 and 2020, should be read in conjunction with the notes thereto.

Benson Hill, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet As of September 30, 2023
(In Thousands, Except Per Share Data)

		Transaction Accounting Adjustments
	Historical (a)	Discontinued Operations of BHI (b)		Pro Forma Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$12,041	$—		$—		$12,041
Restricted cash	20,438	—		—		20,438
Marketable securities	53,524	—		—		53,524
Accounts receivable, net	37,553	(31,417)	(c)	—		6,136
Inventories, net	30,419	(16,919)	(c)	—		13,500
Prepaid expenses and other current assets	13,883	(4,936)	(c)	—		8,947
Current assets of discontinued operations	555	—		—		555
Total current assets	168,413	(53,272)		—		115,141
Property and equipment, net	99,628	(71,316)	(c)	—		28,312
Finance lease right-of-use assets, net	61,511	(602)	(c)	—		60,909
Operating lease right-of-use assets	5,542	(2,703)	(c)	—		2,839
Goodwill and intangible assets, net	7,587	(2,221)	(c)	—		5,366
Other assets	9,838	(4,170)	(c)	—		5,668
Total assets	$352,519	$(134,284)		$—		$218,235

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$14,134	$(8,012)	(c)	$—		$6,122
Finance lease liabilities, current portion	3,935	(12)	(c)	—		3,923
Operating lease liabilities, current portion	1,456	(656)	(c)	—		800
Long-term debt, current portion	35,581	—		(33,744)	(f)	1,838
Accrued expenses and other current liabilities	18,639	(1,683)	(c)	—		16,956
Current liabilities of discontinued operations	871	—		—		871
Total current liabilities	74,616	(10,363)		(33,744)		30,510
Long-term debt, less current portion	73,596	—		(68,205)	(f)	5,391
Finance lease liabilities, less current portion	75,399	(638)	(c)	—		74,761
Operating lease liabilities, less current portion	6,333	(2,045)	(c)	—		4,288
Warrant liabilities	1,694	—		—		1,694
Conversion option liabilities	21	—		—		21
Deferred income taxes	155	—		—		155
Other non-current liabilities	231	(231)	(c)	—		—
Total liabilities	232,045	(13,277)		(101,949)		116,819
Stockholders’ equity:
Common stock, $0.0001 par value, 440,000 shares authorized, 207,981 shares issued and outstanding	21	—		—		21
Additional paid-in capital	609,554	—		—		609,554
Accumulated deficit	(485,939)	(121,007)	(c)	101,948	(e)	(504,998)
Accumulated other comprehensive loss	(3,162)	—		—		(3,162)
Total stockholders’ equity	120,474	(121,007)		101,948		$101,415
Total liabilities and stockholders’ equity	$352,519	$(134,284)		$—		$218,235

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Benson Hill, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Nine Months Ended September 30, 2023
(In Thousands, Except Per Share Data)

		Transaction Accounting Adjustments
	Historical (a)	Discontinued Operations of BHI (b)		Pro Forma Adjustments		Pro Forma
Revenues	$356,747	$(261,132)	(d)	$—		$95,615
Cost of sales	340,117	(252,071)	(d)	—		88,046
Gross profit (loss)	16,630	(9,061)		—		7,569
Operating expenses:
Research and development	33,480	—	(d)	—		33,480
Selling, general and administrative expenses	44,892	(11,432)	(d)	—		33,460
Impairment of goodwill	19,226	(9,966)	(d)	—		9,260
Total operating expenses	97,598	(21,398)		—		76,200
Loss from operations	(80,968)	12,337		—		(68,631)
Other (income) expense:
Interest expense, net	20,425	—		(17,257)	(f)	3,168
Changes in fair value of warrants and conversion option	(30,661)	—		—		(30,661)
Other expense, net	2,588	—		—		2,588
Total other (income) expense, net	(7,648)	—		(17,257)		(24,905)
Net loss from continuing operations before income taxes	(73,320)	12,337		17,257		(43,726)
Income tax benefit	(117)	—		—		(117)
Net loss from continuing operations, net of income taxes	(73,203)	12,337		17,257		(43,609)
Net loss from discontinued operations, net of income taxes	(4,262)	—		—		(4,262)
Net loss attributable to common stockholders	$(77,465)	$12,337		$17,257		$(47,871)

Net loss per common share:
Basic and diluted net loss per common share from continuing operations	$(0.39)					$(0.23)
Weighted average shares outstanding:
Basic and diluted weighted average shares outstanding	187,691					187,691

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Benson Hill, Inc.
Unaudited Pro Forma Consolidated Statement of Operations For the Year Ended December 31, 2022
(In Thousands, Except Per Share Data)

		Transaction Accounting Adjustments
	Historical (a)	Discontinued Operations of BHI (b)		Pro Forma Adjustments		Pro Forma
Revenues	$381,233	$(294,830)	(d)	$—		$86,403
Cost of sales	377,706	(303,780)	(d)	—		73,926
Gross profit (loss)	3,527	8,951		—		12,478
Operating expenses:
Research and development	47,500	—	(d)	—		47,500
Selling, general and administrative expenses	81,034	(14,805)	(d)	—		66,229
Total operating expenses	128,534	(14,805)	(d)	—		113,729
Loss from operations	(125,007)	23,755		—		(101,252)
Other (income) expense:
Interest expense, net	21,444	26	(d)	(18,252)	(f)	3,218
Changes in fair value of warrants and conversion option	(49,063)	—		—		(49,063)
Other expense, net	2,253	—		—		2,253
Total other (income) expense, net	(25,366)	26		(18,252)		(43,592)
Net loss from continuing operations before income taxes	(99,641)	23,729		18,252		(57,660)
Income tax expense	59	—				59
Net loss from continuing operations, net of income taxes	(99,700)	23,729		18,252		(57,719)
Net loss from discontinued operations, net of income taxes	(28,205)	—		—		(28,205)
Net loss attributable to common stockholders	$(127,905)	$23,729		$18,252		$(85,924)

Net loss per common share:
Basic and diluted net loss per common share from continuing operations	$(0.55)					$(0.32)
Weighted average shares outstanding:
Basic and diluted weighted average shares outstanding	179,867					179,867

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Benson Hill, Inc.
Unaudited Pro Forma Consolidated Statement of Operations For the Year Ended December 31, 2021
(In Thousands, Except Per Share Data)

		Transaction Accounting Adjustments
	Historical (a)	Discontinued Operations of BHI (b)		Pro Forma Adjustments		Pro Forma
Revenues	$90,945	$(17,192)	(d)	$—		$73,753
Cost of sales	96,846	(20,430)	(d)	—		76,416
Gross profit (loss)	(5,901)	3,238		—		(2,663)
Operating expenses:
Research and development	40,574	—	(d)	—		40,574
Selling, general and administrative expenses	71,947	(1,776)	(d)	—		70,171
Total operating expenses	112,521	(1,776)	(d)	—		110,745
Loss from operations	(118,422)	5,014		—		(113,408)
Other (income) expense:
Interest expense, net	4,481	(2)	(d)	(53)	(f)	4,426
Loss on extinguishment of debt	11,742	—		—		11,742
Changes in fair value of warrants and conversion option	(12,127)	—		—		(12,127)
Other income, net	(549)	—		—		(549)
Total other (income) expense, net	3,547	(2)		(53)		3,492
Net loss from continuing operations before income taxes	(121,969)	5,016		53		(116,900)
Income tax expense	231	—		—		231
Net loss from continuing operations, net of income taxes	(122,200)	5,016		53		(117,131)
Net loss from discontinued operations, net of income taxes	(4,047)	—		—		(4,047)
Net loss attributable to common stockholders	$(126,247)	$5,016		$53		$(121,178)

Net loss per common share:
Basic and diluted net loss per common share from continuing operations	$(1.00)					$(0.96)
Weighted average shares outstanding:
Basic and diluted weighted average shares outstanding	121,838					121,838

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Benson Hill, Inc.
Unaudited Pro Forma Consolidated Statement of Operations For the Year Ended December 31, 2020
(In Thousands, Except Per Share Data)

		Transaction Accounting Adjustments
	Historical (a)	Discontinued Operations of BHI (b)	Pro Forma Adjustments	Pro Forma
Revenues	$59,070	$—	$—	$59,070
Cost of sales	54,421	—	—	54,421
Gross profit	4,649	—	—	4,649
Operating expenses:
Research and development	29,457	—	—	29,457
Selling, general and administrative expenses	29,466	—	—	29,466
Impairment of goodwill	2,954	—	—	2,954
Total operating expenses	61,877	—	—	61,877
Loss from operations	(57,228)	—	—	(57,228)
Other expense:
Interest expense, net	6,554	—	—	6,554
Changes in fair value of warrants and conversion option	661	—	—	661
Other expense, net	29	—	—	29
Total other expense, net	7,244	—	—	7,244
Net loss from continuing operations before income taxes	(64,472)	—	—	(64,472)
Income tax expense	48	—	—	48
Net loss from continuing operations, net of income taxes	(64,520)	—	—	(64,520)
Net loss from discontinued operations, net of income taxes	(2,639)	—	—	(2,639)
Net loss attributable to common stockholders	$(67,159)	$—	$—	$(67,159)

Net loss per common share:
Basic and diluted net loss per common share from continuing operations	$(0.77)			$(0.77)
Weighted average shares outstanding:
Basic and diluted weighted average shares outstanding	83,295			83,295

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Benson Hill, Inc.
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements
The unaudited pro forma condensed consolidated financial statements reflect the following notes and adjustments:
(a) Reflects the condensed consolidated balance sheet as of September 30, 2023 and condensed consolidated statement of operations for the nine months ended September 30, 2023 in the Form 10-Q and the consolidated statement of operations for the fiscal years ended December 31, 2022, 2021 and 2020 in the Form 10-Ks.
(b) Adjustments represent historical amounts and/or activities of certain operations of BHI including the sale of its soybean processing facility in Seymour, Indiana on October 31, 2023, and the sale of BHI, including its soybean processing facility in Creston, Iowa on February 13, 2024, which are accounted for as discontinued operations for the periods indicated. All intercompany allocations and balances have been excluded from these adjustments.
(c) Adjustments represent disposition of assets and liabilities from the sale of certain operations of BHI including the sale of its soybean processing facility in Seymour, Indiana on October 31, 2023, and the sale of BHI, including its soybean processing facility in Creston, Iowa on February 13, 2024.
(d) Adjustments represent the elimination of the historical results of certain operations of BHI in connection with the sale of the membership interest of BHI.
(e) Adjustments to accumulated deficit include the estimated loss from the Transactions, collectively, of $2,300,000. The estimated loss has not been reflected in the accompanying statements of operations as it is not related to continuing operations. The actual gain or loss on the Transactions will be recorded in the Company's financial statements for the fiscal year ended December 31, 2023 and quarter ending March 31, 2024, and will differ from this estimate.
(f) To record the pay-off of the Loan Agreement, net of debt issuance costs and debt discount amortization from the receipt of net cash proceeds from the Transactions, net of estimated transaction costs. As a result, historical interest expense has been adjusted for the Company’s obligations retired from the proceeds of the Transactions for the period December 29, 2021 through September 30, 2023.